UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 22, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1141 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)	On May 22, 2023, the management of Ault Alliance, Inc. (the “Company”) concluded that the Company’s previously issued financial statements for the year ended December 31, 2022, which were filed as part of the Company’s Annual Report on Form 10-K (the “Original Form 10-K”) with the Securities and Exchange Commission (“SEC”) on April 17, 2023 (the “Restated Period”), should no longer be relied upon because of errors in classification with respect to the redeemable noncontrolling interests in equity of subsidiaries, 11,500,000 shares of Ault Disruptive common stock (the “Redeemable Interests”) and the corresponding asset, cash and marketable securities held in trust account (“Cash”). The Redeemable Interests were erroneously recorded in temporary equity and have been reclassified to correct for the error within current liabilities and Cash has been reclassified within current assets to correspond with the current liability classification of the Redeemable Interests. Additionally, the Company’s earnings and press releases and similar communications should no longer be relied upon to the extent that they relate to our financial statements for the Restated Period. The errors described above resulted in the restatement of our financial statements for the Restated Period.

The restated financial statements for the year ended December 31, 2022, included in Amendment No. 1 to the Original Form 10-K (the “Amended Form 10-K”), differ from the amounts reported in the original filings. The previously reported amounts have been corrected for the Restated Period. No correction was needed for the consolidated statements of operations and comprehensive loss, consolidated statements of changes in stockholders’ equity or consolidated statements of cash flows for the year ended December 31, 2022 and therefore no changes to the foregoing sections were made in the Amended Form 10-K. The restated amounts in the consolidated balance sheet as of December 31, 2022 are attached hereto as Exhibit 99.1.

Due to the restatement described above, the Company's management and Audit Committee reevaluated its Controls and Procedures in the original filings and concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not properly designed to analyze financial instruments for proper classification in the consolidated financial statements.  The Company has been actively engaged in developing a remediation plan to address the identified ineffective controls that existed during the Restated Period. Implementation of the remediation plan is in process.

The audit committee of the board of directors has discussed the matters disclosed herein with Marcum, LLP, the Company’s independent registered public accounting firm.

Item 9.01 Exhibits and Financial Statements.

(b)	Pro forma financial information

The restated consolidated balance sheet of the Company as of December 31, 2022 is attached hereto as Exhibit 99.1.

(c)	Exhibits:

Exhibit No.	Description

99.1	Consolidated balance sheet as of December 31, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2023	AULT ALLIANCE, INC.

/s/ Kenneth S. Cragun
Kenneth S. Cragun Chief Financial Officer